UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

VISA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33977	26-0267673
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 8999, San Francisco, California	94128-8999
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 932-2100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)

On December 12, 2012, Visa Inc. (“Visa,” or the “Company”) announced that John M. Partridge, President of Visa Inc., will retire from the Company, effective March 31, 2013. Partridge will continue serving as President, and will provide transition and related services to the Company, through the date of his retirement. The Company is prepared to effect a smooth transition of duties.

The press release issued by the Company announcing Partridge’s retirement is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

       (d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company dated December 12, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 12, 2012

VISA INC.

By:	/s/ Charles W. Scharf
Name:	Charles W. Scharf
Title:	Chief Executive Officer